UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 31, 2014
Date of Report (Date of earliest event reported)

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5301 Stevens Creek Boulevard
Santa Clara, CA 95051
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (408) 345-8886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, Agilent Technologies, Inc. (the “Company”) in 2013 made a report to the Inspector General of the Department of Defense (“DOD IG”) regarding pricing irregularities relating to certain sales of electronic measurement products to U.S. government agencies.  The Company conducted an investigation with the assistance of outside counsel and approached the DOD IG with a proposed methodology for resolving possible overcharges to U.S. government purchasers resulting from these sales and discussed the matter with the Department of Justice (“DOJ”).

On October 31, 2014, the Company resolved the matter with the DOJ and agreed to pay $849,678 in connection with this resolution.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Michael Tang
	Name:	Michael Tang
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: November 4, 2014

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